10. Derivative Valuation (December 2013 Note)	12 Months Ended
Dec. 31, 2013
Notes to Financial Statements
10. Derivative Valuation

The Company recognized a derivative liability for the conversion feature and warrants for the $1.0 million senior secured debenture (the “Debenture”) issued on June 27, 2012 as an embedded derivative. It was valued on the respective transaction dates of June 27, 2012 for issuance of the debentures and August 30, 2013, the date on which it was assigned to other holders, using a Black-Scholes pricing model. Warrants to purchase 50,000 shares of common stock were issued as part of the Debenture and were exchanged pursuant to an agreement between the holder and the Company on August 29, 2013 on a one for one basis with no receipt of cash. 3,810 warrants to purchase shares of common stock were issued to a placement agent and several of its designees in connection with the Debenture. These warrants have a cashless exercise provision effective six months after the issuance date. In accordance with ASC 815-10-25, we measured the subsequent derivative valuation using a Black-Scholes pricing model on December 31, 2012 and recorded the additional derivative liability as of that date.

On August 29, 2013, pursuant to an agreement between the Company and certain holders, the original Debenture was assigned and exchanged for an aggregate of $1,163,333 in new notes with the same provisions (the “Reissued Debentures”). The additional value represented an increase of $150,000 in prepayment fees and $13,333 in accrued but unpaid interest. The interest rate and maturity date were not changed.

At the end of each quarterly reporting date the values are evaluated and adjusted to current market value. The amount recorded as of December 31, 2013 and 2012 was $0 and $68,962, respectively. For the year ended December 31, 2013, a loss on the derivative valuation was recorded in the amount of $1,886,943. For the year ended December 31, 2012, a gain on the derivative valuation in the amount of $200,322 was recognized.

Derivative liability activity for the years ended December 31, 2013 and 2012 was as follows:

	Warrants	Conversion Feature	Total
Derivative Liability at December 31, 2011	$–	$–	$–
Liability on June 27, 2012 related to Issuances of Debt and Warrants	–	269,284	269,284
Change in Fair Value at the End of the Year	53,219	(253,541)	(200,322)
Derivative Liability at December 31, 2012	53,219	15,743	68,962

Change in Fair Value related to Original Debenture prior to Cancellation of Warrants and Assignment of Debenture on August 29, 2013	(13,708)	(4,113)	(17,821)
Elimination of Liability Due to Cancellation of Warrants and Reassignment of Debt on August 29, 2013	(39,511)	(11,630)	(51,141)
Liability on August 29, 2013 related to Assignment of Debt	–	5,077,705	5,077,705
Decrease in Liability on September 9, 2013 due to $75,000 Note Payable Conversion	–	(200,495)	(200,495)
Change in Fair Value Conversion date	–	(2,009,608)	(2,009,608)
Elimination of Liability on November 11, 2013 due to Full Conversion of Remaining Balance of $1,088,333	–	(2,867,602)	(2,867,602)
Derivative Liability at December 31, 2013	$–	$–	$–